SCHWAB CAPITAL TRUST

Schwab® Target 2010 Fund
Schwab® Target 2015 Fund
Schwab® Target 2020 Fund
Schwab® Target 2025 Fund
Schwab® Target 2030 Fund
Schwab® Target 2035 Fund
Schwab® Target 2040 Fund
Schwab® Target 2045 Fund
Schwab® Target 2050 Fund
Schwab® Target 2055 Fund
Schwab® Target 2060 Fund
Schwab® Target 2065 Fund

(each a fund and collectively, the funds)
Supplement dated January 5, 2023,
to the funds’ currently effective Statutory Prospectus

This supplement provides new and additional information beyond that contained in the
Statutory Prospectus and should be read in conjunction with the Statutory Prospectus.
Effective immediately, the Statutory Prospectus is being revised to reflect the addition of the following underlying fund in which the funds may invest.
Asset Class, Style Class (if Applicable) & Underlying Fund	Investment Objective and Principal Investment Strategy
EQUITY FUNDS – INTERNATIONAL
Schwab® Fundamental International Large Company Index Fund	Seeks investment results that correspond generally (before fees and expenses) to the total return of the Russell RAFITM Developed ex US Large Company Index. Under normal circumstances, the fund will invest at least 90% of its net assets (including, for this purpose, any borrowings for investment purposes) in stocks included in the Russell RAFI Developed ex US Large Company Index.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
REG120056-00 (01/23)
00282448